SUPPLEMENT DATED AUGUST 26, 2020 TO THE

NEW YORK LIFE PREMIER VARIABLE ANNUITY – P SERIES

PROSPECTUS DATED MAY 1, 2020

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - III

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus (the “Prospectus”) for the variable annuity policies offered through the separate account listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note that certain temporary changes made in response to the public emergency created by the COVID-19 pandemic will be discontinued effective September 30, 2020 (the “Effective Date”).

As of the Effective Date, subsection (a) of the existing section of your Prospectus entitled “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges” will be deleted and replaced with the following:

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) ten percent (10%) of the Accumulation Value at the beginning of the Policy Year (or ten percent (10%) of the premium payment if the withdrawal is made in the first Policy Year) less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) that portion of the Accumulation Value at the time of the withdrawal that exceeds the premium payment; and (iii) ten percent (10%) of the current Accumulation Value, less any prior partial withdrawals made during the Policy Year that were free of surrender charges.

The other subsections in the “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges” section of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010